UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6489

Dreyfus Florida Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus

Florida Intermediate Municipal Bond Fund

SEMIANNUAL REPORT June 30, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
24	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Florida Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the six-month period from January 1, 2007, through June 30, 2007.

The U.S. economy produced mixed signals over the first half of 2007, causing investor sentiment to swing from concerns regarding a domestic economic slowdown stemming from slumping housing markets to worries about mounting inflationary pressures in an environment of robust global growth. However, more recent data have provided stronger signals that a “soft landing” is likely for the U.S. economy.The rate of decline in residential construction is becoming less severe, the industrial inventory slowdown is fading and capital goods orders have strengthened.What’s more, a generally rising stock market has helped to offset any negative “wealth effect” from the weak housing market.

Should these trends persist, we expect U.S. economic growth to hover slightly below long-term averages during the second half of this year. A moderate economic growth rate and gradually receding inflationary pressures may keep taxable bond yields within a relatively narrow trading range, while positive supply-and demand forces provide support for municipal bond prices. As always, your financial advisor can help you position your investments for these and other developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through June 30, 2007, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

Bouts of heightened volatility moderated gains produced during market rallies throughout the reporting period, as the investment environment was confounded by mixed economic data and renewed inflation con-cerns.The fund produced a lower return than its benchmark, which we attribute in part to the portfolio’s relatively long average duration, which hindered performance during times of heightened volatility, and in part to fund fees and expenses not reflected in the benchmark’s return.

For the six-month period ended June 30, 2007, Dreyfus Florida Intermediate Municipal Bond Fund achieved a total return of 0.03% .1 In comparison, the fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 0.26% for the same period.2

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations and certain other securities that provide income exempt from federal income tax.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Heightened Volatility Offsets Previous Market Gains

After a sustained period of robust economic growth, intensifying inflationary pressures and rising interest rates, economic conditions changed dramatically by the time the reporting period began. Weakness in housing markets caused the rate of economic growth to moderate, and energy prices had retreated from their record highs, helping to relieve inflationary pressures.The Federal Reserve Board (the “Fed”) responded by holding interest rates steady at 5.25% ..As a result, the municipal bond market generally rallied over much of the reporting period.

However, the market encountered renewed volatility in late February and early March 2007, when delinquencies among U.S. sub-prime mortgage holders rose unexpectedly.Although bond prices subsequently rebounded, signs of stronger-than-expected global economic growth, a robust U.S. labor market and resurgent energy prices caused fixed-income investor sentiment to deteriorate in late May and June. The ensuing market decline erased previous gains, and municipal bond prices ended the reporting period lower than where they began.

Meanwhile, the market was supported to a degree by supply-and-demand influences, including robust demand for long-term securities from non-traditional investors such as hedge funds and leveraged institutional accounts. In Florida, sound fiscal conditions continued to help support bond prices, but the repeal of the state’s intangibles tax caused Florida securities to lose their premiums compared to the national market.

The Fund’s Performance Benefited From Its Core, Income-Oriented Holdings

The fund continued to receive strong income contributions from its longstanding core holdings, which were purchased at higher yields than are available today. In addition, a number of the fund’s positions were scheduled for early redemption during the reporting period, with the cash to do so set aside in escrow, effectively boosting their prices.

However, the fund’s performance was undermined to a degree by its average duration, which we had increased to a range that was mildly longer than industry averages. Although this positioning helped the fund participate more fully in market rallies, it intensified the effects of the sell-off in the bond market during May and June.

The Fund Remains Positioned for a Steady Fed Policy

Although the bond markets have reacted negatively to recent signs of stronger economic growth and potential inflationary pressures, we believe these concerns probably are temporary. Mixed economic data continue to suggest to us that the Fed is likely to maintain current monetary policy for some time.Therefore, we intend to maintain the fund’s modestly long average duration in an attempt to capture incrementally higher levels of income.

Lastly, the fund’s Board of Trustees has approved, subject to shareholder approval, a Plan of Reorganization to merge the fund into another Dreyfus fund.As a result, on or about August 3, 2007, the fund will be closed to new investment accounts.

July 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year, tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund from January 1, 2007 to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.92
Ending value (after expenses)	$1,000.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.96
Ending value (after expenses)	$1,020.88

† Expenses are equal to the fund’s annualized expense ratio of .79%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2007 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.1%	Rate (%)	Date	Amount ($)	Value ($)

Florida—84.7%
Bay County,
Sales Tax Revenue (Insured;
AMBAC)	5.00	9/1/24	3,325,000	3,462,555
Brevard County,
Local Option Fuel Tax Revenue
(Insured; FGIC)	5.00	8/1/23	1,260,000	1,305,297
Broward County School Board,
COP (Insured; FSA)	5.50	7/1/11	4,715,000 [a]	5,024,493
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program) (Insured; MBIA)	5.50	10/1/16	4,285,000	4,520,161
Clay County Housing Finance
Authority, Revenue
(Multi-County Program)
(Collateralized: FNMA and GNMA)	4.85	10/1/11	340,000	344,869
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; FSA)	5.25	2/15/20	3,500,000	3,783,920
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; FSA)	5.25	2/15/22	2,000,000	2,167,200
Dade County,
Special Obligation Revenue
(Insured; AMBAC)	0.00	10/1/10	6,825,000	5,997,469
Dade County,
Water and Sewer System Revenue
(Insured; FGIC)	6.25	10/1/11	2,115,000	2,299,787
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.25	7/1/18	9,330,000	9,715,236
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.25	7/1/18	2,500,000	2,638,275
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.25	7/1/19	3,675,000	3,826,741
Florida Department of
Transportation, Turnpike
Revenue	5.25	7/1/23	1,945,000	2,022,178
Florida Education System,
University of Florida Housing
Revenue (Insured; FGIC)	5.00	7/1/22	2,055,000	2,140,426

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Municipal Power Agency,
Revenue (Stanton II Project)
(Insured; AMBAC)	5.50	10/1/15	3,635,000	3,884,143
Florida Ports Financing
Commission, Revenue
(Transportation Trust Fund—
Intermodal Program) (Insured;
FGIC)	5.50	10/1/16	1,745,000	1,809,286
Florida Water Pollution Control
Financing Corporation, Water
PCR	5.25	1/15/21	2,545,000	2,689,021
Hillsborough County,
GO (Unincorporated Area Parks
and Recreation Program)
(Insured; MBIA)	5.00	7/1/22	1,155,000	1,235,122
Hillsborough County,
Utility Revenue (Insured;
AMBAC)	5.50	8/1/14	3,205,000	3,481,143
Hillsborough County Industrial
Development Authority, HR
(Tampa General Hospital)	5.25	10/1/15	3,000,000	3,120,450
Hillsborough County School Board,
COP (Insured; MBIA)	5.00	7/1/16	2,625,000	2,702,017
Indian River County,
GO (Insured; MBIA)	5.00	7/1/20	2,265,000	2,374,581
Indian Trace Development District,
Water Management Special
Benefit Assessment (Insured;
MBIA)	5.00	5/1/20	1,500,000	1,572,990
Jacksonville,
Guaranteed Entitlement Revenue
(Improvement) (Insured; FGIC)	5.38	10/1/16	3,080,000	3,273,054
Jacksonville,
Sales Tax Revenue (Insured;
AMBAC)	5.50	10/1/14	1,500,000	1,587,750
Jacksonville,
Sales Tax Revenue (Insured;
AMBAC)	5.50	10/1/15	1,500,000	1,587,750
Jacksonville,
Sales Tax Revenue (River City
Renaissance Project) (Insured; FGIC)	5.13	10/1/18	2,500,000	2,502,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Lee County,
Transportation Facilities
Revenue (Insured; AMBAC)	5.50	10/1/15	2,500,000	2,646,250
Martin County,
Utility System Revenue
(Insured; FGIC)	5.50	10/1/12	1,065,000	1,139,198
Martin County,
Utility System Revenue
(Insured; FGIC)	5.50	10/1/13	1,485,000	1,603,265
Miami,
Limited Ad Valorem Tax
(Homeland Defense/Neighborhood
Capital Improvement Projects)
(Insured; MBIA)	5.50	1/1/16	3,000,000	3,181,320
Miami-Dade County,
Public Service Tax Revenue
(UMSA Public Improvements)
(Insured; AMBAC)	5.50	4/1/16	2,190,000	2,328,693
Miami-Dade County,
Transit System Sales Surtax
Revenue (Insured; XLCA)	5.00	7/1/24	2,530,000	2,623,762
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	3,000,000	3,091,230
Northern Palm Beach County
Improvement District, Water
Control and Improvement (Unit
of Development Number 5B)	5.75	8/1/09	795,000 [a]	814,406
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/15	1,010,000	1,033,927
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare) (Insured;
MBIA)	6.25	10/1/11	1,770,000	1,927,548
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School
Project)	6.75	7/1/22	3,000,000	3,268,980

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Palm Beach County,
Criminal Justice Facilities
Revenue (Insured; FGIC)	5.38	6/1/10	1,825,000	1,899,369
Palm Beach County,
Public Improvement Revenue
(Convention Center Project)
(Insured; FGIC)	5.50	11/1/11	1,785,000 [a]	1,893,867
Palm Beach County School Board,
COP (Insured; FGIC)	6.00	8/1/10	4,000,000 [a]	4,274,560
Palm Beach County School Board,
COP (Insured; FSA)	5.50	8/1/12	4,910,000 [a]	5,249,379
Polk County,
Constitutional Fuel Tax
Improvement Revenue (Insured;
MBIA)	5.00	12/1/19	1,330,000	1,399,985
Saint Johns County,
Sales Tax Revenue (Insured;
MBIA)	5.00	10/1/25	1,545,000	1,603,447
Sarasota County School Board,
COP (Master Lease Program)
(Insured; FGIC)	5.00	7/1/15	1,000,000	1,052,870
Seminole County,
Water and Sewer Revenue	5.00	10/1/21	1,050,000	1,093,512
Seminole County,
Water and Sewer Revenue	5.00	10/1/22	4,530,000	4,724,110
Volusia County School Board,
Sales Tax Revenue (Insured;
FSA)	5.38	10/1/15	4,000,000	4,250,720
U.S. Related—10.4%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,000,000 [a]	1,053,290
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	3,000,000 [a]	3,159,870
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/23	1,500,000	1,571,790
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	2,500,000	2,649,150

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.25	7/1/12	2,440,000	2,499,292
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/16	1,510,000	1,580,774
Puerto Rico Public Buildings
Authority, Guaranteed Revenue
(Government Facilities)
(Insured; XLCA)	5.25	7/1/20	2,000,000	2,188,820
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	1,425,000	1,450,522
Total Long-Term
Municipal Investments
(cost $145,398,733)				148,322,220

Short-Term Municipal Investments—1.6%

Florida;
Gainesville,
Utilities System Revenue
(Liquidity Facility; SunTrust
Bank)	3.90	7/1/07	1,500,000 [b]	1,500,000
Saint Lucie County,
PCR, Refunding (Florida Power
and Light Company Project)	3.91	7/1/07	1,000,000 [b]	1,000,000
Total Short-Term
Municipal Investments
(cost $2,500,000)				2,500,000

Total Investments (cost $147,898,733)			96.7%	150,822,220

Cash and Receivables (Net)			3.3%	5,195,966

Net Assets			100.0%	156,018,186

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.
[c] At June 30, 2007, 26.5% of the fund’s assets are insured by FGIC.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	85.3
AA		Aa		AA	5.2
A		A		A	2.1
BBB		Baa		BBB	3.0
F1		MIG1/P1		SP1/A1	1.7
Not Rated [d]		Not Rated [d]		Not Rated [d]	2.7
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investment in Securities—See Statement of Investments	147,898,733	150,822,220
Cash		180,596
Interest Receivable		2,692,118
Receivable for investment securities sold		2,552,208
Receivable for shares of Beneficial Interest subscribed		1,714
Prepaid expenses		9,930
		156,258,786

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		88,147
Payable for shares of Beneficial Interest redeemed		104,539
Accrued expenses		47,914
		240,600

Net Assets ($)		156,018,186

Composition of Net Assets ($):
Paid-in capital		152,738,380
Accumulated undistributed investment income—net		16,184
Accumulated net realized gain (loss) on investments		340,135
Accumulated net unrealized appreciation
(depreciation) on investments		2,923,487

Net Assets ($)		156,018,186

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		12,242,594
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		12.74

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	3,725,079
Expenses:
Management fee—Note 3(a)	486,962
Shareholder servicing costs—Note 3(b)	86,361
Professional fees	22,553
Trustees’ fees and expenses—Note 3(c)	13,671
Custodian fees	10,136
Prospectus and shareholders’ reports	7,653
Registration fees	6,791
Loan commitment fees—Note 2	332
Miscellaneous	9,736
Total Expenses	644,195
Less—reduction in custody fees due to earnings credits—Note 1(b)	(4,080)
Net Expenses	640,115
Investment Income-Net	3,084,964

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,219
Net unrealized appreciation (depreciation) on investments	(3,030,719)
Net Realized and Unrealized Gain (Loss) on Investments	(3,011,500)
Net Increase in Net Assets Resulting from Operations	73,464

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006

Operations ($):
Investment income—net	3,084,964	6,863,944
Net realized gain (loss) on investments	19,219	321,445
Net unrealized appreciation
(depreciation) on investments	(3,030,719)	(1,605,071)
Net Increase (Decrease) in Net Assets
Resulting from Operations	73,464	5,580,318

Dividends to Shareholders from ($):
Investment income—net	(3,103,515)	(6,848,552)
Net realized gain on investments	—	(112,630)
Total Dividends	(3,103,515)	(6,961,182)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,594,123	8,251,759
Dividends reinvested	2,102,210	4,711,046
Cost of shares redeemed	(17,991,829)	(36,034,502)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(11,295,496)	(23,071,697)
Total Increase (Decrease) in Net Assets	(14,325,547)	(24,452,561)

Net Assets ($):
Beginning of Period	170,343,733	194,796,294
End of Period	156,018,186	170,343,733
Undistributed investment income—net	16,184	34,735

Capital Share Transactions (Shares):
Shares sold	355,611	637,119
Shares issued for dividends reinvested	163,230	363,612
Shares redeemed	(1,394,799)	(2,780,902)
Net Increase (Decrease) in Shares Outstanding	(875,958)	(1,780,171)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended		Year Ended December 31,
	June 30, 2007
(Unaudited)		2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	12.98	13.07	13.45	13.63	13.64	13.15
Investment Operations:
Investment income—net [a]	.24	.50	.50	.49	.49	.53
Net realized and unrealized
gain (loss) on investments	(.24)	(.09)	(.31)	(.16)	.04	.60
Total from Investment Operations	—	.41	.19	.33	.53	1.13
Distributions:
Dividends from investment
income—net	(.24)	(.49)	(.50)	(.49)	(.49)	(.53)
Dividends from net realized
gain on investments	—	(.01)	(.07)	(.02)	(.05)	(.11)
Total Distributions	(.24)	(.50)	(.57)	(.51)	(.54)	(.64)
Net asset value, end of period	12.74	12.98	13.07	13.45	13.63	13.64

Total Return (%)	.03[b]	3.24	1.38	2.49	4.00	8.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[c]	.79	.80	.79	.79	.80
Ratio of net expenses
to average net assets	.79[c]	.79	.80	.79	.79	.80
Ratio of net investment income
to average net assets	3.80[c]	3.83	3.75	3.63	3.64	3.96
Portfolio Turnover Rate	.00[b]	29.38	25.86	12.63	20.68	33.26

Net Assets, end of period
($ x 1000)	156,018	170,344	194,796	219,557	241,153	254,810

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). During the reporting period, Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, served as the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor became known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006, were as follows: tax exempt income $6,848,552 and long term capital gains $112,630. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the”Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2007, the fund was charged of $47,859 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2007, the fund was charged $28,275 pursuant to the transfer agency agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $77,517, chief compliance officer fees $1,205 and transfer agency per account fees $9,425.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2007, amounted to $0 and $13,329,561, respectively.

At June 30, 2007, accumulated net unrealized appreciation on investments was $2,923,487, consisting of $3,252,382 gross unrealized appreciation and $328,895 gross unrealized depreciation.

At June 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

At a meeting of the Board of Trustees of the fund held on July 17, 2007, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Intermediate Municipal Bond Fund, Inc. (the “Acquiring Fund”). The Agreement provides for the transfer of the fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund's stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of September 7, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about November 15, 2007. If the Agreement is approved, the Reorganization will become effective on or about December 3, 2007.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on May 23, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective. Due to the absence of available peer funds, a 2007 Expense Group was not prepared. All funds included in the 2006 Expense Group were subsequently merged out of existence. Dreyfus requested comparative data for the Fund and Lipper’s Intermediate Municipal Debt funds category to provide a comparative framework for the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return was below the median of its Performance Universe for the one-, three- and five-year periods ended March 31, 2007.The Board further noted that the fund’s yield was higher than the median of the Performance Universe for the one-year period ended March 31, 2007.

In its review of the fund’s management fee and operating expenses, the Board examined the management fees and expense ratios of the funds in the Expense Universe, noting, among other things, that the fund’s actual management fee and total expense ratio were higher than the median of the Expense Universe.

Representatives of Dreyfus noted that there were no similarly managed separate accounts or wrap fee accounts managed by Dreyfus or its affiliates with similar investment objectives, policies, and strategies as the fund.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

N OT E S

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	August 27, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)